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                                                                       EXHIBIT 2


                          ADDITIONAL GUARANTY AGREEMENT


         This agreement is made and entered into as of 29th day of March, 2002, by and between AmerAlia, Inc., a Utah corporation whose address is 818 Taughenbaugh Blvd., Rifle, Colorado 81650 ("AmerAlia") and the individuals who execute this agreement below (the "Guarantors").

                                    RECITALS

A. AmerAlia has commenced operations necessary to build or purchase a plant for the production of sodium bicarbonate on property near Rifle, Colorado (the "Rock School Project"), and is seeking permanent financing to permit the Company to commence construction activities and, or alternatively, proceed to complete negotiations to acquire a nearby property and its production facilities.

B. AmerAlia has previously borrowed approximately $600,000 (the "Original Loan") pursuant to a guaranty that the Guarantors previously provided to AmerAlia pursuant to an agreement dated June 2001; and

D. AmerAlia is seeking an additional loan of $600,000 (the "Additional Loan") to provide working capital to AmerAlia for certain expenses incurred and its continuing operations; and

E. The Guarantors are willing to facilitate the Additional Loan by guaranteeing the repayment of the Additional Loan; and

F. AmerAlia is willing to compensate the Guarantors for providing them this Guaranty Agreement and taking all actions necessary that will result in AmerAlia receiving the Additional Loan.


         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration the receipt and sufficiency whereof is hereby acknowledged, AmerAlia and the Guarantors agree as follows:

1. AmerAlia will execute and deliver to a bank as AmerAlia and the Guarantors may agree (the "Bank") an application for a loan for a minimum period of three months in an amount no greater than $600,000, the proceeds of which will be used for AmerAlia's working capital purposes. AmerAlia and the Guarantors agree that this Additional Loan is separate and different from the Original Loan, and it is not the intention of this Agreement to treat the Additional Loan as having been combined with the Original Loan in any respect.

2. The Guarantors will execute and deliver to the Bank such forms as may be necessary or appropriate to provide a guaranty for the repayment of the Additional Loan in a form that is satisfactory to the Bank and to the Guarantors, and is consistent with this Agreement (the "Guaranty").

3. AmerAlia will use the Additional Loan (the "Loan Proceeds") for the following purposes:

         (1) to pay any interest accrued on other indebtedness of AmerAlia to the extent not previously paid, and to provide for extension of the repayment date for the other indebtedness;


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         (2)      to provide for working capital expenditures for AmerAlia
                  (including the payment of payables) necessary in connection with AmerAlia's continuing operations and its negotiations with IMC Global for the purchase of the White River assets, Centre Solutions for the debt necessary in connection with such purchase (or construction of the Rock School plant), and for the equity necessary for such activities.

4. As a condition of the Guarantors' willingness to enter into this Guaranty Agreement and to make the funds to be provided by the Additional Loan available to AmerAlia, AmerAlia agrees as follows:

         (1) AmerAlia will continue to reduce its corporate, general, and administrative expenses (including, without limitation, salary expenses) to the maximum extent possible;

         (2) AmerAlia hereby grants the Guarantors as collateral for the repayment of the Aggregate Loan and the Guarantors's liability under this Guaranty, AmerAlia's entire interest in Natural Soda, Inc., a recently-formed Colorado corporation to acquire AmerAlia's entire interest in the Rock School Project and the federal lease associated therewith.

         (3) AmerAlia will use its best efforts to obtain necessary financing or a strategic alliance for the development of the Rock School Project or the acquisition of the White River assets, ("Development Arrangements") as soon as reasonably possible.

                  X When used in the foregoing paragraph, the term "necessary financing" means construction financing or permanent financing reasonably sufficient to carry-out AmerAlia's business plan as reviewed by the Guarantors; and

                  X When used in the foregoing paragraph, the term "strategic alliance" means a joint venture, partnership, or other business combination with an affiliated or unaffiliated entity which will provide capital or other resources reasonably sufficient for the development of the Rock School Project or the purchase of the White River assets.

         (4) AmerAlia will apply the net proceeds of any Development Arrangement, as received, to repay obligations of AmerAlia in addition to pursuing the development of the Rock School Project or the purchase of the White River assets.

5. AmerAlia will pay the Guarantors compensation for executing and delivering the Guaranty to the Bank in an amount equal to 1.0833% of the amount of the Additional Loan per month the Additional Loan is outstanding. This compensation will be payable in shares of AmerAlia's restricted common stock valued at $1.00 per share, subject to the following readjustment.

         To the extent the average closing price of AmerAlia's common stock as reported by The Nasdaq Stock Market, Inc. SmallCap Market (or the OTC Bulletin Board or other quotation medium selected by AmerAlia if AmerAlia's common stock is not, at that time, quoted on the Nasdaq SmallCap Market) for the 30 days following the announcement by AmerAlia that:

         A. it has obtained all debt and equity financing necessary for either: (i) the purchase of the assets of White River Nahcolite Limited Liability Company ("White River") or (ii) the construction of a plant of its own on its Rock School lease, or



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         B.       AmerAlia has made a determination to pursue other arrangements not involving either those set forth in clause (1)(i) or
                  (1)(ii)

         exceeds $1.00 per share (the "New Price," but not be greater than $2.50 per share), the number of shares issued pursuant to this subscription agreement shall be recalculated based on the New Price and you will return any excess shares to AmerAlia (or if the certificate for such shares have not yet been issued the certificate will represent the number of shares determined by such recalculation). If the announcement has not been made by December 31, 2002, then this paragraph will be of no further force or effect.

         If the rules of the Nasdaq Stock Market require that the fee be approved by the shareholders, then the payment of the fee in shares will be subject to shareholder approval and, if not approved by the shareholders, will be payable in cash not later than the date for repayment of the Aggregate Loan.


6. If the Guarantors make any payment to the Bank under the Guaranty, AmerAlia will indemnify and hold the Guarantors harmless for any such payment, and for all other costs and expenses, including reasonable attorneys' fees incurred in connection therewith.

7. The Guarantors acknowledge that such shares, when issued, will be restricted as that term is defined in Rule 144 of the Rules and Regulations promulgated by the Securities and Exchange Commission. The Guarantors further acknowledge, represent and warrant to AmerAlia that:

         (1) The Guarantors are 'accredited investors' as that term is defined in Section 2(a)(15) of the Securities Act of 1933 (the "1933 Act") and Rule 215 thereunder, and in Rule 501(a) of Regulation D of the 1933 Act.

         (2) AmerAlia has given the Guarantors and its legal, financial, tax, and investment advisors the opportunity to ask questions of and to receive answers from persons acting on AmerAlia's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding AmerAlia, its business and financial condition which AmerAlia possesses or can acquire without unreasonable effort or expense including (without limitation) all minutes of the meetings of the Board of Directors of AmerAlia or committees thereof, and other relevant documents requested by the Guarantors. In addition, the Guarantors have spoken with the independent auditors for AmerAlia and have made financial or other inquiries as the Guarantors or their advisors have deemed necessary or appropriate in the conduct of the Guarantors's due diligence investigation.

         (3) The Guarantors acknowledge and understand that, although there is currently a market for AmerAlia's common stock, the market is dependent on a number of factors beyond the control of AmerAlia and may not continue. Furthermore the Guarantors acknowledge that although AmerAlia believes that it is in compliance with all requirements for continued listing of the Common Stock on the Nasdaq SmallCap Market, continued listing on the Nasdaq SmallCap Market is subject to a number of objective and subjective criteria. Although AmerAlia believes it is in material compliance with all objective criteria, there can be no assurance that the staff of the Nasdaq SmallCap Market may not reach a different conclusion or that the Nasdaq staff may not reach a conclusion that AmerAlia is, for some reason, not in compliance with subjective criteria which is not specified in the rules applicable to the Nasdaq SmallCap Market.


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         (4)      The Guarantors understand that the securities being acquired hereby are and will continue to be restricted securities within the meaning of Rule 144, and applicable state statutes. The Guarantors consent to the placement of an appropriate restrictive legend or legends on any certificates evidencing the securities and any certificates issued in replacement or exchange therefor and acknowledge that AmerAlia will cause its stock transfer records to note the restrictions.

                  X The Guarantors must bear the economic risks of the investment in the securities for an indefinite period of time because they have not been registered under the 1933 Act or any state securities laws;

                  X As "restricted securities" (unless registered for resale or another exemption from registration is available for any transfer), the securities must be held for a minimum of one year following the purchase. Thereafter, the securities may be sold in only limited amounts in a specified manner in accordance with the terms and conditions of Rule 144 (the "Rule") if the Rule is applicable (there being no representation by AmerAlia that it will be applicable). In case the Rule is not applicable, any sales may be made only pursuant to an effective registration statement or an available exemption from registration.

                  X The securities cannot be sold unless they are registered under the 1933 Act and any applicable state securities laws or unless an exemption from the registration requirements is available. To the extent that AmerAlia files any registration statement under the 1933 Act (not including a registration statement on Form S-4, S-8, S-11, or other inappropriate form), AmerAlia will endeavor to include the Securities in such registration statement, subject to any requirements that may be imposed by any underwriter named in the registration statement (which requirements may include, but are not limited to, a delay in the ability of the selling security holder to sell the shares, a requirement that any sales be made through the underwriter, or a prohibition on any sales by the selling security holder pursuant to the registration statement in certain specified circumstances, in the underwriter's sole discretion).

         (5) The Guarantors have reviewed the terms of this agreement and the transaction contemplated by this agreement with their legal, investment, tax, and financial advisors to the extent the Guarantors have deemed such consultation appropriate. The Guarantors have also consulted with such advisors with regard to the advisability of this investment to the extent the Guarantors have deemed such consultation to be appropriate. The Guarantors acknowledge that AmerAlia has advised the Guarantors that it recommends that the Guarantors obtain advice and consultation. The Guarantors further acknowledge that they have neither sought nor received any advice from AmerAlia or any of its agents or affiliates with respect to any aspect of this Agreement.

         (6) The Guarantors acknowledge that the investment contemplated herein is one of significant risk, and there can be no assurance that the securities will ever be valuable. The Guarantors hereby represent that the investment in the securities is a suitable investment for them, taking into consideration the restrictions on transferability and the other considerations affecting the


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                  securities and AmerAlia as described herein and in AmerAlia's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934").

         (7) The Guarantors acknowledge that the acquisition of the securities as contemplated herein may impose certain reporting obligations on the Guarantors pursuant to Sections 13(d) and 16(a) of the 1934 Act, and may impose certain obligations under the Internal Revenue Code of 1986, as amended. The Guarantors will make all necessary filings.

8. All notices under this Agreement are to be delivered by (i) depositing the notice in the mail, using registered mail, return receipt requested, addressed to the address below or to any other address as the party may designate by providing notice, (ii) telecopying the notice by using the telephone number set forth below or any other telephone number as the party may designate by providing notice, (iii) overnight delivery service addressed to the address below or to any other address as the party may designate by providing notice, or (iv) hand delivery to the individual designated below or to any other individual as the party may designate by providing notice. The notice shall be deemed delivered (i) if by registered mail, four (4) days after the notice is deposited in the mail, (ii) if by telecopy, on the date the notice is delivered, (iii) if by overnight delivery service, on the date of delivery, and (iv) if by hand delivery, on the date of delivery.

                  If to AmerAlia, to the address set forth here:

                            AmerAlia, Inc.
                            20971 E. Smoky Hill Rd
                            Centennial, CO 80015
                  Telecopy number (720) 876 2374 with a copy (which does not constitute notice) to:

                            Burns Figa & Will, P.C.
                            Suite 1030
                            6400 So. Fiddler's Green Circle
                            Englewood, CO 80111
                            Attn:     Herrick K. Lidstone, Jr., Esq.
                            Telecopy: 303-796-2777

         If to the Guarantors, to the addresses set forth beneath their signatures, below.

9.       General Provisions

         (1) Complete Agreement. The parties agree that this Agreement is the complete and exclusive statement of the agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements, oral or written, between the parties relating to this Agreement.

         (2) Amendment. This Agreement may not be modified, altered or amended except by written instrument duly executed by both parties.


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         (3)      Waiver. The waiver or failure of either party to exercise in any respect any right provided for in this Agreement shall not be deemed a waiver of any further right under this Agreement.

         (4) Severability. If any provision of this Agreement is invalid, illegal or unenforceable under any applicable statute or rule of law, it is to that extent deemed omitted. The remainder of the Agreement shall be valid and enforceable to the maximum extent possible.

         (5) Governing Law. This Agreement and performance hereunder shall be governed by the laws of the State of Colorado.

Each party acknowledges that it has read and understands this Agreement and agrees to be bound by its terms.


AMERALIA, INC.                              GUARANTORS




By: /s/Bill Gunn                            /s/ Charles D. OKieffe
   ---------------------------              ------------------------------
Bill H. Gunn, President                     Charles D. O'Kieffe
                                            Address:
                                                   -----------------------

                                            ------------------------------


                                            /s/ Robert Woolard
                                            ------------------------------
                                            Robert Woolard
                                            Address:
                                                   -----------------------

                                            ------------------------------




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